UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2025

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2025, Ondas Holdings Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) that included the press release announcing its financial and operating results for the third quarter ended September 30, 2025 (the “Earnings Release”) and a slide presentation, which included supplemental information relating to the Company’s financial results for the third quarter ended September 30, 2025 (the “Presentation”). The Earnings Release and Presentation included a reconciliation table for cash operating expenses. This Current Report on Form 8-K/A amends the Original Form 8-K solely for the purpose of correcting clerical errors in the cash operating expenses reconciliation table in the Earnings Release. The reconciliation table for the cash operating expenses is set forth below. Other than the correction of clerical errors in the cash operating expenses reconciliation table below, no other changes have been made to the Original Form 8-K or the Earnings Release furnished therewith.

ONDAS HOLDINGS INC.

RECONCILIATIONS OF CASH OPERATING EXPENSES

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total operating expenses	$18,107,945	$8,708,275	$42,488,107	$25,553,183
Depreciation	(191,307)	(190,332)	(531,844)	(366,978)
Amortization of intangible assets	(1,086,692)	(1,056,141)	(3,203,867)	(3,161,729)
Stock-based compensation	(5,226,818)	(292,421)	(8,651,014)	(932,923)
Cash operating expenses	$11,603,128	$7,169,381	$30,101,382	$21,091,553

The information in Item 2.02 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2025	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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